NATIONWIDE MUTUAL FUNDS
Nationwide Multi-Cap Portfolio

Supplement dated March 30, 2020
to the Prospectus dated February 19, 2020

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Prospectus is amended as follows:

1.	Under the “Principal Risks” section on page 5 of the Prospectus, Equity securities risk is deleted in its entirety and replaced with the following:

Equity securities risk – the Fund could lose value if the individual equity securities in which the Fund has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

•	corporate earnings;
•	production;
•	management and
•	sales and market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks within a particular industry.

Investing for growth – common stocks and other equity-type securities that seek growth may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing for income – income provided by the Fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the Fund invests.

2.	Under the “Principal Risks” section on page 8 of the Prospectus, Market and selection risks is deleted in its entirety and replaced with the following:

Market risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  In particular, market risk, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s investments.  In addition, turbulence in financial markets and reduced liquidity in the markets may negatively affect many issuers, which could adversely affect the Fund. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide and therefore can affect the value of the Fund’s investments.

3.	The following information is added under the “Principal Risks” section on page 9 of the Prospectus:

Selection risk – Selection risk is the risk that the securities or other instruments selected by the Fund's subadviser(s) will underperform the markets, the relevant indexes or the securities or other instruments selected by other funds with similar investment objectives and investment strategies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE